                                 EXHIBIT 10.2

                             OMNIPOINT CORPORATION

                                  $205,000,000

                         11 1/2% SENIOR NOTES DUE 2009

                         REGISTRATION RIGHTS AGREEMENT

                                                              September 23, 1999

Lehman Brothers Inc.
Barclays Capital Inc.
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

Ladies and Gentlemen:

          Omnipoint Corporation, a Delaware corporation (the "Company"), proposes to issue and sell (the "Initial Placement") to Lehman Brothers Inc. ("Lehman") and Barclays Capital Inc. ("Barclays" and, together with Lehman, the "Initial Purchasers") upon the terms set forth in a Purchase Agreement, dated as of September 17, 1999 (the "Purchase Agreement"), among the Company and the Initial Purchasers, $205,000,000 aggregate principal amount of the Company's 11 1/2% Senior Notes due 2009 (the "Notes") to be issued pursuant to an Indenture, dated as of the date hereof (the "Indenture"), between the Company and HSBC Bank USA, as trustee (the "Trustee"). As an inducement to you to enter into the Purchase Agreement and purchase the Notes and in satisfaction of a condition to your obligations under the Purchase Agreement, the Company agrees with you for the benefit of the holders from time to time of the Notes (including the Initial Purchasers) (each of the foregoing a "Holder" and together the "Holders"), as follows:

    1. Definitions.  Capitalized terms used herein without definition shall have
       -----------
their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

       "Affiliate" of any specified person means any other person that,
        ---------
    directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

       "Agreement" means this Registrations Rights Agreement, among the
        ---------
    Company and the Initial Purchasers.

       "Indenture" has the meaning set forth in the preamble hereto.
        ---------

       "Closing Date" has the meaning set forth in the Purchase Agreement.
        ------------

        "Commission" means the Securities and Exchange Commission.
         ----------

        "Company" has the meaning set forth in the preamble hereto.
         -------

        "Company Registration Default" has the meaning set forth in Section 5
         ----------------------------
    hereof.

        "Company Registration Statement" means any Exchange Offer Registration
         ------------------------------
    Statement or Shelf Registration Statement pursuant to the provisions of this Agreement, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto, and all material incorporated by reference therein.

       "Exchange Act" means the Securities Exchange Act of 1934, as amended,
        ------------
    and the rules and regulations of the Commission promulgated thereunder.

       "Exchange Notes" means securities issued by the Company, identical in
        --------------
    all material respects to the Notes (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from the date of issuance and (ii) the liquidated damages provisions and the transfer restrictions pertaining to the Notes will be modified or eliminated, as appropriate, in the Exchange Notes), to be issued under the Indenture.

       "Exchange Offer" means the proposed offer to the Holders to issue and
        --------------
    deliver to such Holders, in exchange for the Notes, a like aggregate principal amount of Exchange Notes, in accordance with the terms of this Agreement.

       "Exchange Offer Registration Period" means the longer of (A) the
        ----------------------------------
    period until the consummation of the Exchange Offer and (B) 180 days after the consummation of the Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement; provided, however, that in the event
                                           --------  -------
    that all resales of Exchange Notes (including, subject to the time periods set forth herein, any resales by Exchanging Dealers) covered by such Exchange Offer Registration Statement have been made, the Exchange Offer Registration Statement need not remain continuously effective for the period set forth in clause (B) above.

       "Exchange Offer Registration Statement" means a Registration Statement
        -------------------------------------
    of the Company on an appropriate form under the Securities Act with respect to the Exchange Offer, all amendments and supplements to such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein, prepared in accordance with the terms of this Agreement.

       "Exchange Securities" means the Exchange Notes and the Holdings Notes.
        -------------------

       "Exchanging Dealer" means any Holder (which may include the Initial
        -----------------
    Purchasers) that is a broker-dealer, electing to exchange Notes acquired for its own account as a result of market-making activities or other trading activities for Exchange Securities.

       "Final Memorandum" has the meaning set forth in the Purchase
        ----------------
    Agreement.

       "Holder" has the meaning set forth in the preamble hereto.
        ------

       "Holdings" means VoiceStream Wireless Holding Corporation.
        --------

       "Holdings Exchange Offer" means the proposed offer to the Holders to
        -----------------------
    issue and deliver to such Holders, in exchange for the Notes and/or Exchange Notes, a like aggregate principal amount of Holdings Notes which the Holders are able to resell from and after their receipt of Holdings Notes without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of a substantial portion of the several states of the United States. The Holdings Exchange Offer must be made in accordance with the terms of this Agreement, including the compliance by Holdings with Sections 2 and 4 hereof as if Holdings were a party to this Agreement and the Holdings Exchange Offer were an Exchange Offer.

       "Holdings Exchange Offer Registration Statement" means a Registration
        ----------------------------------------------
    Statement of Holdings on an appropriate form under the Securities Act with respect to the Holdings Exchange Offer, all amendments and supplements to such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein, prepared in accordance with the terms of this Agreement. The Holdings Exchange Offer Registration Statement must be prepared substantially in accordance with Sections 2 and 4 hereof as if Holdings were a party to this Agreement and the Holdings Exchange Offer Registration Statement were an Exchange Offer Registration Statement.

       "Holdings Notes" means securities issued by Holdings, identical in all
        --------------
    material respects to the Notes (except that (i) such securities shall be issued by Holdings, (ii) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from September 23, 1999 and (iii) the liquidated damages provisions and the transfer restrictions pertaining to the Notes will be modified or eliminated, as appropriate, in the Holdings Notes).

       "Holdings Registration Default" has the meaning set forth in Section 5
        -----------------------------
    hereto.

       "Initial Placement" has the meaning set forth in the preamble hereto.
        -----------------

       "Initial Purchasers" has the meaning set forth in the preamble hereto.
        ------------------

       "Liquidated Damages" has the meaning set forth in Section 5 hereof.
        ------------------

       "Losses" has the meaning set forth in Section 6(d) hereto.
        ------

       "Majority Holders" means the Holders of a majority of the aggregate
        ----------------
    principal amount of Notes registered under a Registration Statement.

       "Managing Underwriters" means the investment banker or investment
        ---------------------
    bankers and manager or managers that shall administer an underwritten offering under a Shelf Registration Statement.

       "Prospectus" means any preliminary prospectus or final prospectus
        ----------
    included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Notes, Exchange Notes or Holdings Notes covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

       "Purchase Agreement" has the meaning set forth in the preamble hereto.
        ------------------

       "Registration Statement" means any Exchange Offer Registration
        ----------------------
    Statement, Shelf Registration Statement or Holdings Exchange Offer Registration Statement pursuant to the provisions of this Agreement, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto, and all material incorporated by reference therein.

       "Securities Act" means the Securities Act of 1933, as amended, and the
        --------------
    rules and regulations of the Commission promulgated thereunder.

       "Shelf Registration" means a registration effected pursuant to Section
        ------------------
    3 hereof.

          "Shelf Registration Period" has the meaning set forth in Section 3(b)
           -------------------------
    hereof.

       "Shelf Registration Statement" means a "shelf" registration statement
        ----------------------------
    of the Company pursuant to the provisions of Section 3 hereof, which covers some or all of the Notes or Exchange Notes, as applicable, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein, prepared in accordance with the terms of this Agreement.

       "Transfer Restricted Security" means (A) each Note, until the earliest
        ----------------------------
    to occur of (i) the date on which such Notes is exchanged in the Exchange Offer for an Exchange Note which is entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act, (ii) the date on which such Note has been disposed of in accordance with a Shelf Registration Statement (and the purchasers thereof have been issued Exchange Notes), or (iii) the date on which such Note is distributed to the public pursuant to Rule 144 under the Securities Act and (B) each Exchange Note held by an Exchanging Dealer until the date on which such Exchange Note is disposed of by an Exchanging Dealer pursuant to the plan of distribution contemplated by the Exchange Offer Registration Statement (including the delivery of the Prospectus contained therein).

       "Underwriter" means any underwriter of Securities in connection with
        -----------
    an offering thereof under a Shelf Registration Statement.

       "VoiceStream Transactions" means the transactions contemplated in
        ------------------------
    connection with the proposed reorganization between the Company and Holdings, including any consents and approvals required therefor, pursuant to the Agreement and Plan of Reorganization, dated as of June 23, 1999, among VoiceStream Wireless Corporation, Holdings and the Company.

    2. Exchange Offer; Resales of Exchange Securities by Exchanging Dealers;
       ---------------------------------------------------------------------
Private Exchange.
----------------
         (a) The Company shall prepare and file with the Commission the Exchange Offer Registration Statement with respect to the Exchange Offer. The Company shall use its best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act and remain effective until the closing of the Exchange Offer and to consummate the Exchange Offer on or prior to June 30, 2000.

             (i) Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder electing to exchange Notes for Exchange Notes (assuming that such Holder (x) is not an "affiliate" of the Company within the meaning of the Securities Act, (y) is not a broker-dealer that acquired the Notes in a transaction other than as a part of its market-making or other trading activities and (z) if such Holder is not a broker-dealer, acquires the Exchange Notes in the ordinary course of such Holder's business, is not participating in the distribution of the Exchange Notes and has no arrangements or understandings with any person to participate in the distribution of the Exchange Notes) to resell such Exchange Notes from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of a substantial portion of the several states of the United States.

             (ii) If the VoiceStream Transactions are consummated and, on or before June 30, 2000, Holdings shall have consummated the Holdings Exchange Offer, then the Company shall have no further obligation to the Holders of the Notes under this Agreement. If Holdings has not consummated the Holdings Exchange Offer on or before June 30, 2000, the Company's obligations under this Agreement, including its obligation to pay Liquidated Damages in the event of a Holdings Registration Default as provided in Section 5(c) below, shall continue for so long as any Notes remain outstanding until such time, if ever, as Holdings shall have consummated the Holdings Exchange Offer.

         (b) In the event the VoiceStream Transactions shall be consummated, whether or not the Company has complied with its obligations under this Agreement, there shall be a Holdings Registration Default if Holdings shall not have: (i) filed with the Commission the Holdings Exchange Offer Registration Statement with respect to the Holdings Exchange Offer on or before the 45th calendar day after the consummation of the VoiceStream Transactions, (ii) caused the Holdings Exchange Offer Registration Statement to be declared effective under the Securities Act on or before the 105th calendar day after the consummation of the VoiceStream Transactions and to remain effective until the closing of the Holdings Exchange Offer and (iii) consummated the Holdings Exchange Offer on or before the 150th calendar day after the consummation of the VoiceStream Transactions.

         (c) In connection with the Exchange Offer, the Company shall mail or cause to be mailed to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents, stating, in addition to such other disclosures as are required by applicable law:

             (i) that the Exchange Offer is being made pursuant to this Agreement and that all Notes validly tendered will be accepted for exchange;

             (ii) the dates of acceptance for exchange;

             (iii) that, in connection with the Exchange Offer, any Notes not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement to require the Company to consummate an Exchange Offer in the future or, in the event Holdings consummates the Holdings Exchange Offer, to require the Company to file a Shelf Registration Statement;

             (iv) that Holders electing to have Notes exchanged pursuant to the Exchange Offer will be required to surrender such Notes, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the last day of acceptance for exchange; and

             (v) that Holders will be entitled to withdraw their election, not later than the close of business on the last day of acceptance for exchange, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the aggregate principal amount of Notes delivered for exchange and a statement that such Holder is withdrawing his election to have such Notes exchanged; and shall keep the Exchange Offer open for acceptance for not less than 20 business days and not more than 45 days (or longer if required by applicable law) after the date notice thereof is mailed to the Holders; utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York; and comply in all respects with all applicable laws relating to the Exchange Offer.

         (d) As soon as practicable after the close of any Exchange Offer, the Company shall:

             (i) accept for exchange all Notes duly tendered and not validly withdrawn pursuant to the Exchange Offer;

             (ii) deliver to the exchange agent for cancellation all Notes so accepted for exchange; and

             (iii) cause the Trustee promptly to authenticate and deliver to each Holder, Exchange Notes equal in aggregate principal amount to the Notes of such Holder so accepted for exchange.

         (e) The Initial Purchasers and the Company acknowledge that, pursuant to interpretations by the staff of the Commission of Section 5 of the Securities Act, and in the absence of an applicable exemption therefrom, each Exchanging Dealer is required to deliver a Prospectus in connection with a sale of any Exchange Notes received by such Exchanging Dealer pursuant to an Exchange Offer in exchange for Notes acquired for its own account as a result of market-making activities or other trading activities. Accordingly, in connection with any Exchange Offer the Company shall:

             (i) include the information set forth in Annex A hereto on the cover of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Exchange Offer; and

             (ii) use its best efforts to keep the Exchange Offer Registration Statement continuously effective under the Securities Act during the Exchange Offer Registration Period for delivery of the prospectus included therein by Exchanging Dealers in connection with sales of Exchange Notes received pursuant to the Exchange Offer, as contemplated by Section 4(h) below; provided, however, that the Exchange Offer
                                --------  -------
         Registration Statement shall not be required to be maintained effective for more than 30 days following the consummation of the Exchange Offer unless the Company has been notified in writing on or prior to the 30th day following the consummation of the Exchange Offer by one or more Exchanging Dealers that such Holder has received Exchange Notes as to which it will be required to deliver a prospectus upon resale.

         (f) In the event that any of the Initial Purchasers determine that it is not eligible to participate in the Exchange Offer with respect to the exchange of Notes constituting any portion of an unsold allotment, upon the effectiveness of the Shelf Registration Statement as contemplated by Section 3 hereof and at the request of such Initial Purchaser, the Company shall issue and deliver to that Initial Purchaser, or to the party purchasing Notes registered under the Shelf Registration Statement from that Initial Purchaser, in exchange for such Notes, a like aggregate principal of Exchange Notes. The Company shall use its best efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such Exchange Notes as for Exchange Notes issued pursuant to the Exchange Offer.

         (g) The Company shall use its best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that (i) the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the Commission, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which has resulted or could reasonably be expected to result in a temporary or permanent injunction prohibiting the Company from proceeding with the Exchange Offer and (iii) all governmental approvals shall have been obtained, which approvals the Company deems necessary (based on advice of outside counsel) for the consummation of the Exchange Offer. The Company shall inform the Initial Purchasers, upon their request, of the names and addresses of the Holders to whom any Exchange Offer or Holdings Exchange Offer is made, and the Initial Purchasers shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Notes in any Exchange Offer and/or Notes or Exchange Notes in any Holdings Exchange Offer.

    3. Shelf Registration.  If (i) because of any change in law or applicable
       ------------------
interpretations thereof by the Commission's staff, the Company determines upon advice of its outside counsel that it is not permitted to effect the Exchange Offer as contemplated by Section 2 hereof, or (ii) for any reason other than those specified in clause (i) above, the Exchange Offer or a Holdings Exchange Offer is not consummated on or prior to June 30, 2000, or (iii) any of the Initial Purchasers so requests with respect to Notes held by them within 90 days following consummation of the Exchange Offer, or (iv) any Holder (other than the Initial Purchasers) is not eligible to participate in the Exchange Offer or has participated in the Exchange Offer and has received Exchange Notes that are not freely tradeable or
(v) in the case where any of the Initial Purchasers participates in the Exchange Offer or acquires Exchange Notes pursuant to Section 2(f) hereof, an Initial Purchaser does not receive freely tradeable Exchange Notes in exchange for Notes constituting any portion of an unsold allotment (it being understood that, for purposes of this Section 3, (x) the requirement that the Initial Purchasers deliver a Prospectus containing the information required by Items 507 and/or 508 of Regulation S-K under the Securities Act in connection with sales of Exchange Notes acquired in exchange for such Notes shall result in such Exchange Notes being not "freely tradeable" and (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of Exchange Notes acquired in the Exchange Offer in exchange for Notes acquired as a result of market-making activities or other trading activities shall not result in such Exchange Notes being not "freely tradeable"), the following provisions shall apply:

         (a) The Company shall, as promptly as practicable, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Notes or the Exchange Notes, as applicable, by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and Rule 415 under the Securities Act, provided that, with respect to Exchange Notes received by
                    --------
    the Initial Purchasers in exchange for Notes constituting any portion of an unsold allotment, the Company may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Regulation S-K Items 507 and/or 508, as applicable, in satisfaction of its obligations under this paragraph (a) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

         (b) The Company shall use its best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as possible after filing such Shelf Registration Statement pursuant to this Section 3 and to keep such Shelf Registration Statement continuously effective in order to permit the Prospectus contained therein to be usable by Holders for a period of two years from the date the Shelf Registration Statement is declared effective by the Commission or such shorter period that will terminate when all the Notes or Exchange Notes, as applicable, cease to be Transfer Restricted Securities (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Notes covered thereby not being able to offer and sell such Notes during that period, unless (i) such action is required by applicable law, (ii) the Company complies with this Agreement or
    (iii) such
    action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of Section 4(l) hereof, if applicable.

    4. Registration Procedures.  In connection with any Shelf Registration
       -----------------------
Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply:

         (a) The Company shall within a reasonable time prior to the filing of any Company Registration Statement, any related Prospectus, any amendment to a Company Registration Statement or amendment or supplement to a related Prospectus or any document which is to be incorporated by reference into a Company Registration Statement or a related Prospectus after initial filing of a Company Registration Statement, provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel, upon their request) and make such representatives of the Company as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Majority Holders or their counsel) available for discussion of such document, and shall not at any time file or make any amendment to the Company Registration Statement, any related Prospectus or any amendment of or supplement to a Company Registration Statement or a related Prospectus or any document which is to be incorporated by reference into a Company Registration Statement or a related Prospectus, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) shall object, except for any amendment or supplement or document (a copy of which has been previously furnished to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel, upon their request)) which counsel to the Company shall advise the Company in the form of a written opinion, is required in order to comply with applicable law; the Initial Purchasers agree that, if they receive timely notice and drafts under this clause (a), they will not take actions or make objections pursuant to this clause (a) such that the Company is unable to comply with its obligations under Section 2.

         (b) The Company shall ensure that:

             (i) any Company Registration Statement and any amendment thereto and any related Prospectus contained therein and any amendment or supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder;

             (ii) any Company Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

             (iii) any Prospectus forming part of any Company Registration Statement, including any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (c) (1) The Company shall advise the Initial Purchasers and, in the case of a Shelf Registration Statement, the Holders of Notes and/or Exchange Notes covered thereby, and, if requested by the Initial Purchasers or any such Holder, confirm such advice in writing:

             (i) when a Company Registration Statement and any amendment thereto has been filed with the Commission and when the Company Registration Statement or any post-effective amendment thereto has become effective; and

             (ii) of any request by the Commission for amendments or supplements to the Company Registration Statement or the Prospectus included therein or for additional information.

             (2) During the Shelf Registration Period or the Exchange Offer Registration Period, as applicable, the Company shall advise the Initial Purchasers and, in the case of a Shelf Registration Statement, the Holders of Notes covered thereby, and, in the case of an Exchange Offer Registration Statement, any

    Exchanging Dealer that has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by the Initial Purchasers or any such Holder or Exchanging Dealer, confirm such advice in writing:

             (i) of the issuance by the Commission of any stop order suspending the effectiveness of the Company Registration Statement or the initiation of any proceedings for that purpose;

             (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

             (iii) of the happening of any event that requires the making of any changes in the Company Registration Statement or the related Prospectus so that, as of such date, the Company Registration Statement or the related Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading or upon its discovery that the Company Registration Statement or the related Prospectus includes an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

         (d) The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any Company Registration Statement at the earliest possible time.

         (e) The Company shall furnish to each Holder of Notes covered by any Shelf Registration Statement that so requests, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto.

         (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Notes covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Notes in connection with the offering and sale of the Notes covered by the Prospectus or any amendment or supplement thereto.

         (g) The Company shall furnish to each Exchanging Dealer that so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, any documents incorporated by reference therein and, if the Exchanging Dealer so requests in writing, all exhibits thereto.

         (h) The Company shall, during the Exchange Offer Registration Period, promptly deliver to each Exchanging Dealer, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as such Exchanging Dealer may reasonably request for delivery by such Exchanging Dealer in connection with a sale of Exchange Notes received by it pursuant to the Exchange Offer; and the Company consents to the use of the Prospectus or any amendment or supplement thereto by any such Exchanging Dealer, as provided in Section 2(e) above.

             (i) Each Holder of Notes and each Exchange Dealer agrees by its acquisition of such Notes and/or Exchange Notes to be sold by such Exchange Dealer, as the case may be, that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in paragraph (c)(2)(i), (c)(2)(ii), or (c)(2)(iii) of this
         Section 4, such Holder will forthwith discontinue disposition of such Notes and/or Exchange Notes covered by such Company Registration Statement or related Prospectus or Exchange Notes to be sold by such Holder or Exchange Dealer, as the case may be, until such Holder's or Exchange Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(l) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event that the Company shall give any such notice, the Exchange Offer Registration Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of the Notes and/or Exchange Notes covered by such Company Registration Statement or Exchange Notes to be sold by such Exchange Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 4(l) hereof or (y) the advice in writing.

         (j) Prior to any Exchange Offer or any other offering of Notes or Exchange Notes pursuant to any Company Registration Statement, the Company shall register or qualify or cooperate with the Holders of Notes and/or Exchange Notes included therein and their respective counsel in connection with the registration or qualification of such Notes and/or Exchange Notes for offer and sale under the securities or blue sky laws of such states as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such states of the Notes and/or Exchange Notes covered by such Company Registration Statement; provided, however, that the Company will not be required to
               --------  -------
    qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not then so qualified, to file any general consent to service of process or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

         (k) The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Notes and/or Exchange Notes to be sold pursuant to any Company Registration Statement free of any restrictive legends and in denominations of $1,000 or an integral multiple thereof and registered in such names as Holders may request prior to sales of Notes and/or Exchange Notes pursuant to such Company Registration Statement.

         (l) Upon the occurrence of any event contemplated by paragraph
    (c)(2)(iii) of this Section 4, the Company shall promptly prepare and file a post-effective amendment to any Company Registration Statement or an amendment or supplement to the related Prospectus or any other required document so that, as thereafter delivered to purchasers of the Notes and/or Exchange Notes included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and, in the case of a Shelf Registration Statement, notify the Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event. Notwithstanding the foregoing, the Company shall not be required to amend or supplement a Shelf Registration Statement, any related Prospectus or any document incorporated therein by reference, for a period not to exceed an aggregate of 30 days in any calendar year, if the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations, or prospects of the Company or the disclosure otherwise related to a pending material business transaction that has not yet been publicly disclosed.

         (m) Not later than the effective date of any such Company Registration Statement hereunder, the Company shall provide a CUSIP number for the Notes or Exchange Notes, as the case may be, registered under such Company Registration Statement, and provide the Trustee with certificates for such Notes or Exchange Notes, in a form eligible for deposit with The Depository Trust Company.

         (n) The Company shall comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the effective date of the applicable Company Registration Statement an earnings statement meeting the requirements of Rule 158 under the Securities Act.

         (o) The Company may require each Holder of Notes to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Notes as the Company may from time to time reasonably require for inclusion in such Company Registration Statement.

         (p) The Company shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters, if any, and Majority Holders reasonably agree should be included therein, and shall make all required filings of such Prospectus supplement or post-effective amendment promptly upon notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

         (q) In the case of any Shelf Registration Statement, the Company shall enter into such agreements (including underwriting agreements) and take all other appropriate actions in order to expedite or to facilitate the registration or the disposition of any Notes included therein, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 6.

         (r) In the case of any Shelf Registration Statement, the Company shall:

             (i) make reasonably available for inspection by the Holders of Notes to be registered thereunder, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and any of its subsidiaries;

             (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Company Registration Statement as is customary for similar due diligence examinations and make such representatives of the Company as shall be reasonably requested by the Initial Purchasers or Managing Underwriters, if any, available for discussion of any such Company Registration Statement; provided, however, that any non-public
                                 --------  -------
         information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality other than as a result of a disclosure of such information by any such Holder, underwriter, attorney, accountant or agent;

             (iii) make such representations and warranties to the Holders of Notes registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by them;

             (iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in similar underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

             (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Company Registration Statement), addressed to the underwriters, if any, and use reasonable efforts to have such letter addressed to the selling Holders of Notes registered thereunder (to the extent consistent with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accountants (AICPA) ("SAS 72")), in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with similar underwritten offerings, or if the provision of such "cold comfort" letters is not permitted by SAS 72 or if requested by the Initial Purchasers or their counsel in lieu of a "cold comfort" letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 75 of the AICPA, covering matters requested by the Initial Purchasers or their counsel; and

             (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, and customarily delivered in similar offerings, including those to evidence compliance with Section 4(l) and with any conditions contained in the underwriting agreement or other agreement entered into by the Company.

         The foregoing actions set forth in clauses (iii), (iv), (v) and
    (vi) of this Section 4(r) shall be performed at (A) the effectiveness of such Shelf Registration

    Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

         (s) The Company shall, in the case of a Shelf Registration, use its best efforts to cause all Notes to be listed on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed if requested by the Majority Holders, to the extent such Notes satisfy applicable listing requirements.

5. Registration Expenses; Remedies.
   -------------------------------

         (a) The Company shall bear all expenses incurred in connection with the performance of its obligations and the obligations of Holdings under Sections 2, 3 and 4 hereof (unless Holdings shall pay such expenses), including without limitation: (i) all Commission, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Notes), (iii) all expenses of any persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all fees relating to the qualification of the Indenture or any indenture for the Holdings Notes under the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder, (v) the fees and disbursements of any trustee or exchange agent and their counsel, (vi) the fees and disbursements of counsel for the Company and/or Holdings, and in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) and in the case of any Exchange Offer Registration Statement or Holdings Exchange Offer Registration Statement, the fees and expenses of counsel to the Initial Purchasers acting in connection therewith and (vii) the fees and disbursements of the independent public accountants of the Company and/or Holdings, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Notes and/or Exchange Notes by a Holder.

         (b) The Notes provide that if (i) the Exchange Offer is not consummated on or prior to June 30, 2000, (ii) a Shelf Registration Statement is not declared effective when required herein or (iii) a Shelf Registration Statement is declared effective when required herein, but thereafter ceases to be effective or usable in connection with resales of Notes or Exchange Notes during the periods required herein (each event referred to in clauses (i) through (iii) above, a "Company Registration Default"), then the Company will pay
              ----------------------------
    liquidated damages ("Liquidated Damages") to each Holder of Notes, with
                         ------------------
    respect to the first 90-day period immediately following the occurrence of such Company Registration Default in an amount equal to $.20 per week per $1,000 principal amount of the Notes and/or Exchange Notes held by each such Holder. Upon a Company Registration Default, Liquidated Damages will accrue at the rate specified above until all such Company Registration Default are cured and the amount of Liquidated Damages will increase by an additional $.10 per week per $1,000 principal amount of Notes and/or Exchange Notes with respect to each subsequent 90-day period until all Company Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $.50 per week per $1,000 principal amount of Notes and/or Exchange Notes (regardless of whether one or more than one Company Registration Defaults or Holdings Registration Defaults is outstanding). All accrued Liquidated Damages will be paid by the Company on March 15 and September 15 of each year to the Holders of the Notes and/or Exchange Notes.

         (c) In the event the VoiceStream Transactions shall be consummated, whether or not the Company has complied with its obligations under this Agreement, there shall be a default under this Agreement if Holdings does not: (i) file with the Commission the Holdings Exchange Offer Registration Statement with respect to the Holdings Exchange Offer on or before the 45th calendar day after the consummation of the VoiceStream Transactions, (ii) cause the Holdings Exchange Offer Registration Statement to be declared effective under the Securities Act on or before the 105th calendar day after the consummation of the VoiceStream Transactions and remain effective until the closing of the Holdings Exchange Offer and (iii) consummate the Holdings Exchange Offer on or before the 150th calendar day after the consummation of the VoiceStream Transactions (each such event referred to in clauses (i) through (iii) above, a "Holdings Registration Default"). In the event that
                            -----------------------------
    a Holdings Registration Default shall occur, then the Company will pay Liquidated Damages to the Holder of each Note and/or Exchange Note, with respect to the first 90-day period immediately following the occurrence of such Holdings Registration Default in an amount equal to $.20 per week per $1,000 principal amount of Notes and/or Exchange Notes held by each such Holder. Upon such a Holdings Registration Default, Liquidated Damages will accrue at the rate specified above until such Holdings Registration Default is cured and the amount of Liquidated Damages will increase by an additional $.10 per week per $1,000 principal amount of Notes and/or Exchange Notes with respect to each subsequent 90-day period until all Holdings Registration Defaults have been cured up to a maximum amount of Liquidated Damages of $.50 per week per $1,000 principal amount of Notes and/or Exchange Notes (regardless of whether one or more Holdings Registration Defaults or

    Company Registration Defaults is outstanding). All accrued Liquidated Damages will be paid by the Company on March 15 and September 15 of each year to the Holders of the Notes and/or the Exchange Notes.

         (d) Without limiting the remedies available to the Initial Purchasers and the Holders, the Company acknowledges that any failure by the Company to comply with the provisions under Sections 2, 3 and 4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the provisions under Sections 2, 3 and 4 hereof.

6.  Indemnification and Contribution.
    --------------------------------

         (a) The Company shall indemnify and hold harmless each Holder of Notes and Exchange Securities covered by a Registration Statement (including the Initial Purchasers and, with respect to any Prospectus delivery as contemplated by Sections 2(e) and 4(h) hereof, each Exchanging Dealer), the officers, directors, employees and agents of such Holder and each person, if any, who controls such Holder within the meaning of Section 15 of the Securities, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes and/or Exchange Securities), to which such Holder, officer, director, employee, agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Prospectus, Registration Statement or in any amendment or supplement thereto or (B) any blue sky application or other document prepared or executed by the Company or Holdings (or based upon any written information furnished by the Company or Holdings) specifically for the purpose of qualifying any or all of the Notes or Exchange Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"),
                                                        --------------------
    (ii) the omission or alleged omission to state in any Prospectus, Registration Statement or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by any such Holder in connection with, or relating in any manner to, the Notes or the Exchange Securities or any Exchange Offer or Holdings Exchange Offer contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted solely from any such act or failure to act undertaken or omitted to be taken by such Holder through its gross negligence or willful misconduct), and shall reimburse each such Holder and each such officer, director, employee, agent or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Holder, officer, director, employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Prospectus, Registration Statement or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with the written information concerning such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion therein; provided, further, that the Company shall not be liable to any Holder under the indemnity agreement in this paragraph 6(a) with respect to any preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Holder results from the fact that such Holder sold Notes or Exchange Securities to a person as to whom it is established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus as then amended or supplemented, in any case where such delivery is required by the Securities Act if the Company has previously furnished copies thereof in sufficient quantity to such Holder and has complied with the provisions of Section 4(c)(2) and 4(f) or 4(h) hereof and the loss, claim, damage or liability of such Holder results from an untrue statement or omission of a material fact contained in the preliminary Prospectus which was identified at such time to such Holder and corrected in the final Prospectus or in the final Prospectus as then amended or supplemented. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Holder or to any officer, director, employee, agent or controlling person of that Holder.

         The Company also agrees to indemnify or contribute to Losses of, as provided in Section 6(d) hereof, any underwriters of Notes registered under a Shelf Registration Statement, their officers, directors, employees and agents and each person who controls such underwriters on the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 6(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 4(q) hereof.

         (b) Each Holder of Notes and Exchange Securities covered by a Registration Statement (including the Initial Purchasers and, with respect to any Prospectus delivery as contemplated by Sections 2(e) and 4(h) hereof, each Exchanging Dealer), severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, (iii) each of the officers of the Company who signs a Registration Statement and (iv) each Person who controls the Company within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Prospectus, Registration Statement or in any amendment or supplement thereto or (B) any Blue Sky Application or (ii) the omission or alleged omission to state in the Prospectus, Registration Statement or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in the case of clauses (i) and (ii) only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information concerning such Holder furnished to the Company by or on behalf of that Holder specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person promptly on demand for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Holder may otherwise have to the Company or any such director, officer or controlling person.

         (c) Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that the indemnifying party has been materially prejudiced by such failure and provided further that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under Section 9(a) or (b) hereof. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that each

    Holder of Notes and Exchange Securities covered by a Registration Statement (including the Initial Purchasers and, with respect to any Prospectus delivery as contemplated by Sections 2(e) and 4(h) hereof, each Exchanging Dealer) shall have the right to employ separate counsel to represent jointly such Holder and their respective directors, officers, employees, agents and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by such Holders against the Company under this Section 6 if, in the reasonable judgment of such Holders, it is advisable for the Holders and those directors, officers, employees, agents and controlling persons to be jointly represented by separate counsel, and in that event the Company shall not have the right to direct the defense of such action on behalf of the Holders with respect to such different defenses and the fees and expenses of such separate counsel shall be paid by the Company. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment in favor of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment in accordance with this Section 6.

         (d) If the indemnification provided for in this Section 6 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the indemnifying party, on the one hand, and the indemnifying party, on the other hand, from the Initial Placement and the Registration Statement that resulted in such loss, claim, damage or liability, or any action in respect thereof; provided, however, that in no case shall the Initial Purchasers or any subsequent Holder of any Note or Exchange Security be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, or in the case of an Exchange Security, applicable to the Note that was exchangeable into such Exchange Security, as set forth on the cover page of the Final Memorandum, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Notes purchased by such underwriter under the Registration Statement that resulted in such loss, claim, damage or liability, or any action in respect thereof, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party, on the one hand, and the indemnifying party, on the other hand, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth on the cover page of the Final Memorandum. The relative benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Final Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Notes or Exchange Securities, as applicable, registered under the Securities Act. The relative benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement that resulted in such loss, claim, damage or liability, or any action in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party, on the one hand, or the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation (even if either the indemnifying party or the indemnified party, as the case may be, were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, subject to limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Initial Purchaser shall be required to indemnify or contribute any amount in excess of the amount by which the proceeds received by the Initial Purchaser from the offering of the Notes exceeds the amount of any damages which the Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities
    Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity. The Initial Purchasers' obligations to contribute as provided in this Section 6(d) are several in proportion to their respective purchase obligations and not joint.

         (e) The provisions of this Section 6 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors or controlling persons referred to in Section 6 hereof, and will survive the sale by a Holder of Notes or Exchange Securities covered by a Registration Statement.

7.  Miscellaneous.
    -------------

         (a) No Inconsistent Agreement. The Company has not, as of the date
             -------------------------
    hereof, into, nor shall it, on or after the date hereof, enter into, any agreement that conflicts with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

         (b) Amendments and Waivers. The provisions of this Agreement, including
             ----------------------
    the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of at least a majority of the then outstanding aggregate principal amount of Notes (or, after the consummation of any Exchange Offer in accordance with Section 2 hereof, of Exchange Notes); provided that, with
                                                             --------
    respect to any matter that directly or indirectly affects the rights of the Initial Purchasers hereunder, the Company shall obtain the written consent of the Initial Purchasers. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Notes are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Notes or Exchange Notes being sold rather than registered under such Registration Statement.

         (c) Notices. All notices and other communications provided for or
             -------
    permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

             (i) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 7(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the exchange agent, with a copy in like manner to Lehman Brothers Inc.;

             (ii) if to the Initial Purchasers, at Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: High

         Yield Capital Markets (Fax: 212-526-3738), with a copy to Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, Attention:
         Jeremy W. Dickens (Fax: 212-310-8007); and

             (iii) if to the Company, at Omnipoint Corporation, 3 Bethesda Metro Center, Bethesda, MD 20814, Attention: Harry Plonskier (Fax: 301-951-
         2580), with a copy to Piper & Marbury L.L.P., 1200 Nineteenth Street, NW, Washington, DC 20026, Attention: Edwin M. Martin, Jr., Esq. (Fax:
         202-223-2085).

         All such notices and communications shall be deemed to have been duly given when received. The Initial Purchasers, on the one hand, or the Company, on the other hand, by notice to the other party or parties may designate additional or different addresses for subsequent notices or communications.

         (d) Successors and Assigns. This Agreement shall inure to the benefit
             ----------------------
    of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Notes and/or Exchange Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Notes and/or Exchange Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

         (e) Counterparts. This Agreement may be executed in any number of
             ------------
    counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

         (f) Headings. The headings in this Agreement are for convenience of
             --------
    reference only and shall not limit or otherwise affect the meaning hereof.

         (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
             -------------
    ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (h) Severability. In the event that any one or more of the provisions
             ------------
    contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

         (i) Securities Held by the Company, Etc. Whenever the consent or
             ------------------------------------
    approval of Holders of a specified percentage of the aggregate principal amount of Notes or Exchange Securities is required hereunder, Notes or Exchange

    Securities, as applicable, held by the Company or its Affiliates (other than subsequent Holders of Notes or Exchange Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Notes or Exchange Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                              Very truly yours,

                              OMNIPOINT CORPORATION


                              By:   /s/ Douglas G. Smith
                                    ----------------------
                                    Name: Douglas G. Smith
                                    Title: President

The foregoing Agreement is hereby
accepted as of the date first above written.

LEHMAN BROTHERS INC.


By:  /s/ Raymond A. Cubero
     -----------------------
     Name: Raymond A. Cubero
     Title: SR VP

BARCLAYS CAPITAL INC.


By:   /s/  Nicholas Daifotis
     -------------------------
     Name:  Nicholas Daifotis
     Title:  Managing Director